Acquisition And Disposition Activity (Supplemental Pro Forma Information) (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Interest and noninterest income	$ 630,776	$ 568,689
Net income	$ 77,372	$ 54,800
Earnings per share - basic	$ 2.59	$ 1.87
Earnings per share - diluted	$ 2.58	$ 1.86